Subsequent Event	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Event

15. SUBSEQUENT EVENT

On February 12, 2015, the Company entered into a definitive agreement to acquire all of the stock of HealthLine Systems, Inc. (HealthLine Systems) a San Diego, California based company that specializes in healthcare credentialing, privileging, and quality management software services. The acquisition of HealthLine Systems will enable the Company to provide a comprehensive, SaaS-based solution set for healthcare provider credentialing, privileging, and enrollment in support of HealthStream’s approach to talent management for healthcare organizations. The consideration to be paid for HealthLine Systems consists of approximately $88.0 million in cash, subject to a post-closing working capital adjustment. The closing of the transaction is anticipated to occur in the first quarter of 2015 and is subject to customary closing conditions, including the expiration or early termination of the waiting period applicable to the transaction under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

Following the closing of the transaction, the Company intends to combine HealthLine Systems with its Sy.Med business. Both HealthLine Systems and Sy.Med will continue to operate at their current locations in San Diego, California and Brentwood, Tennessee, respectively. In addition, Michael Sousa, senior vice president of business development, has been selected to serve as President for this business unit following the closing of the acquisition.